UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2010
NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-2960 (Commission File Number)	72-1123385 (IRS Employer Identification No.)

2700 Research Forest Drive, Suite 100 The Woodlands, TX	77381
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 362-6800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Information.
     Newpark Resources, Inc. (the “Company”) is filing this Current Report on Form 8-K (this “Report”) in connection with the anticipated filing with the Securities and Exchange Commission (“SEC”) of a shelf registration statement relating to securities of the Company that may be offered from time to time, including debt securities of the Company which may be guaranteed by certain of the Company’s wholly-owned domestic subsidiaries, for the purpose of (i) adding Note 16 to the Company’s audited consolidated financial statements included within Part II, Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “2009 Form 10-K”), filed with the SEC on March 3, 2010, and (ii) adding Note 8 to the Company’s unaudited consolidated financial statements included within Part I, Item 1, of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2010 (the “First Quarter 2010 Form 10-Q) filed with the SEC on May 10, 2010.
     The Company is providing the additional notes to the Company’s financial statements to provide condensed consolidating financial information in accordance with Rule 3-10(f) of Regulation S-X promulgated by the SEC because the debt securities may be fully and unconditionally guaranteed, jointly and severally, by certain of the Company’s wholly-owned domestic subsidiaries. To reflect the addition of Note 16 to the Company’s 2009 Form 10-K, Part II, Item 8 of the 2009 Form 10-K is being amended in its entirety and is attached as Exhibit 99.1 hereto and is incorporated by reference herein. To reflect the addition of Note 8 to the Company’s First Quarter 2010 Form 10-Q, Part I, Item 1 of the First Quarter 2010 Form 10-Q is being amended in its entirety and is attached as Exhibit 99.2 hereto and incorporated by reference herein.
     Because this Current Report is being filed only for the purposes described above, and only affects the Items specified above, the other information contained in the 2009 Form 10-K and First Quarter 2010 Form 10-Q remains unchanged. No attempt has been made in this Current Report nor in the Exhibits hereto to modify or update disclosures in the 2009 Form 10-K or the First Quarter 2010 Form 10-Q except as described above. Accordingly, this Current Report should be read in conjunction with the 2009 Form 10-K and the Company’s filings with the SEC subsequent to the filing of the 2009 Form 10-K, including the First Quarter 2010 Form 10-Q.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

23.2	Consent of Ernst & Young LLP

99.1	Update to Newpark Resources, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009:

Part II, Item 8. Financial Statements and Supplementary Data

99.2	Update to Newpark Resources, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2010:

Part I, Item 1. Financial Statements

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.
Dated: May 12, 2010	By:	/s/ James E. Braun
James E. Braun,
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

23.2	Consent of Ernst & Young LLP

99.1	Update to Newpark Resources, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009:

Part II, Item 8. Financial Statements and Supplementary Data

99.2	Update to Newpark Resources, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2010:

Part I, Item 1. Financial Statements